UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2011
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California  92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code:  (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A updates information provided on our Form 8-K filed on May 19, 2011 relating to the Annual Meeting of Shareholders (the “Annual Meeting”) of PICO Holdings, Inc. (the “Company”) held on May 13, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously reported, at the Annual Meeting, a non-binding, advisory vote was taken on the frequency of future advisory votes regarding the compensation of the Company's executive officers. A majority of the shares voted for holding such advisory votes on an annual basis.

After consideration of these voting results and other factors, the Company's Board of Directors decided that the Company will hold future advisory votes on executive compensation on an annual basis. Under current provisions, the Company is required to hold a non-binding, advisory vote on the frequency of future advisory votes regarding the compensation of executive officers at least every six years. The annual advisory votes on executive compensation will continue until the Board of Directors considers the results of the next shareholder advisory vote regarding the frequency with which future advisory votes on executive compensation should be held.

Item 8.01	Other Events

As previously reported, at the Annual Meeting, a majority of the shares voting on the non-binding, advisory vote on executive compensation did not approve the compensation of the Company's executive officers. Because the advisory vote did not provide information on which aspects of our executive compensation policies and practices our stockholders thought could be improved, the Company has been in contact with many shareholders with significant ownership positions to solicit their views on our executive compensation program and to obtain their input on potential improvements in our compensation policies and practices. Company management, the Compensation Committee and the consultants to the Compensation Committee have also reviewed the reports issued by various proxy advisory services to evaluate the compensation related issues that were identified as being of concern to those organizations.

Based on this information, Company management, the Compensation Committee and the entire Board of Directors have been considering whether, and to what extent, various compensation policies and practices should be revised or enhanced to address issues raised by the stockholders or proxy advisory services, while preserving the objectives of our compensation program of retaining our executive officers and, when warranted, rewarding them for achieving superior growth in the Company's book value per share with moderate risk. This process of evaluating potential revisions to our executive compensation programs and practices is continuing, and any changes to our executive compensation programs and practices will be adopted by the Compensation Committee, which consists solely of independent directors. We expect to address any revisions prior to our next Annual Meeting, both in the proxy statement for the Annual Meeting and, if appropriate, through other forms of communication to our stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2011

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb

Maxim C. W. Webb
Executive Vice President and Chief Financial Officer